UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 9, 2020

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 La Terraza Blvd., Ste 101 Escondido, CA	92025
(Address of principal executive offices)	(Zip Code)

(858) 455-6006

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 9, 2020, Accelmed Partners II LP, a Cayman Islands exempted limited partnership (“Buyer”), completed the previously announced acquisition of TearLab Corporation, a Delaware corporation (the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated May 11, 2020 (the “Merger Agreement”), among Buyer, the Company and Accelmed Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”) with the Company surviving the Merger and becoming a wholly owned subsidiary of Buyer, subject to the terms and conditions set forth therein.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, (a) each issued and outstanding share of Company common stock and preferred stock that was then owned by Buyer, Merger Sub, certain affiliate funds of CRG L.P. (“CRG”), or any of their respective affiliates, or the Company or any of its subsidiaries (collectively, “Cancelled Shares”) was cancelled for no consideration, and (b) each issued and outstanding share of Company common stock and preferred stock (other than Cancelled Shares) was cancelled and automatically converted into the right to receive an amount equal to $0.0586 per share in cash, without interest and less any required withholding taxes (the “Merger Consideration”). The Company’s common stock is no longer quoted on the OTCQB effective as of the close of trading on July 9, 2020.

At the Effective Time, and pursuant to the terms and conditions of the Merger Agreement, each stock option of the Company that was outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, was cancelled without any consideration payable therefor and each holder of such stock options ceased to have any rights with respect to such stock options.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on May 11, 2020 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On July 9, 2020, the Company notified the OTCQB of the effectiveness of the Merger. Trading of Company common stock on the OTCQB, which traded under the symbol “TEAR,” was suspended as of the close of trading on July 9, 2020.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each issued and outstanding share of Company common stock and preferred stock immediately prior to the Effective Time (other than (a) shares that were then owned by Buyer, Merger Sub, certain affiliate funds of CRG L.P. (“CRG”), or any of their respective affiliates, or (b) shares that were then owned by the Company or any of its subsidiaries), was cancelled and automatically converted into the right to receive the Merger Consideration.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

On July 9, 2020, as a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Buyer. Buyer paid approximately $736,053.21 in cash to the Company’s shareholders pursuant to the Merger Agreement to acquire the Company. Buyer funded the payment of the aggregate Merger Consideration with cash on its balance sheet.

The Company intends to file with the SEC, on Form 15, a certification and notice of termination of the registration of such shares of common stock under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and suspension of its obligations to file reports under Sections 13 and 15(d) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each of the members of the Board of Directors of the Company, Joseph Jensen, Elias Vamvakas, Richard Lindstrom, Anthony Altig and Paul Karpecki, resigned from the Board of Directors of the Company and Uri Geiger, the director of Merger Sub at the Effective Time, became the director of the surviving corporation. Additionally, at the Effective Time, the officers of Merger Sub (comprised of Uri Geiger as President and as Secretary) became the officers of the surviving corporation.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time, as adjusted pursuant to the Merger Agreement, became the certificate of incorporation and bylaws, respectively, of the Company.

Copies of the certificate of incorporation and bylaws of the Company as in effect at the Effective Time are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On July 9, 2020, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated May 11, 2020, by and among Buyer, Merger Sub, and the Company, is incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by TearLab Corporation on May 11, 2020.
3.1	Amended and Restated Certificate of Incorporation of TearLab Corporation
3.2	Amended and Restated Bylaws of TearLab Corporation
99.1	Press Release of TearLab Corporation dated July 9, 2020

* Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2020

TearLab Corporation

By:	/s/ Michael Marquez
Name:	Michael Marquez
Title:	Chief Financial Officer